UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 13, 2004


                     ENVIRONMENTAL SOLUTIONS WORLDWIDE, INC
               (EXACT NAME OF COMPANY AS SPECIFIED IN ITS CHARTER)


             FLORIDA                                     000-30932
    -----------------------------                 ------------------------
    (STATE OR OTHER JURISDICTION)                 (COMMISSION FILE NUMBER)
          OF INCORPORATION)


                                   98-0346454
                        --------------------------------
                        (I.R.S. EMPLOYER IDENTIFICATION)


              132 PENN AVENUE, TELFORD, PA               18969
         ----------------------------------------      ----------
         (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (215) 721-2188
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


[ ]  Written communication pursuant to Rule 425 under the Securities Act (17 CFR
       230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
       240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 15, 2004, the Issuer (the "Company") completed a transaction whereby it issued $6.1 million of convertible debentures (the "Debentures") and 3,050,000 three (3) year warrants to purchase 3,050,000 shares of common stock $0.001 par value at $1.00 per share (the "Warrants") to nine (9) accredited investors under Rule 506 of Regulation D.

The Debentures are for a term of three (3) years and issued as of September 13, 2004 and are convertible into shares of the Company's common stock at the option of the holder by dividing the principal amount of the Debenture to be converted by $0.50. The Debentures earn interest at a rate of 4% per annum payable in cash or in shares of the Company's common stock at the discretion of the Company. If the Company elects to pay interest in shares of common stock, the number of shares of common stock to be issued for interest shall be determined by dividing accrued interest by the average fair market value over a period of twenty one
(21) trading days consisting of the day as of which fair market value is being determined and the twenty (20) consecutive trading days prior to such day. Subject to the holder's right to convert, the Company has the right to redeem the Debentures at a price equal to one hundred and ten percent (110%) multiplied by the then outstanding principal amount plus unpaid interest to the date of redemption. Upon maturity, the debenture and interest is payable in cash or common stock at the option of the Company in accord with the determination of interest as provided for in the Debenture. The Debentures and Warrants contain customary price adjustment protections.

A subscriber in the offering is AB Odnia, an entity which is affiliated with Bengt Odner a director of the Company. Mr Odner serves as a director of AB Odnia. AB Odnia has agreed to convert its previously issued $1.25 million unsecured subordinated promissory note into a $1.25 million subscription for a $1.25 million debenture.

The Company has provided all investors with cost free registration rights whereby the Company has agreed to use its best efforts to file a registration statement for the shares underlying the Debentures and Warrants within one hundred twenty (120) days of closing.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

See Item 1.01 above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

10.1    Form of Securities Subscription Agreement between the Company and
          Investor.

10.2    Form of 4% Three (3) Year Debenture issued by the Company.

10.3 Form of Three (3) Year Warrant to purchase the Company's Common Stock at $1.00 a share.

10.4    Form of Registration Rights Agreement.

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        ENVIRONMENTAL SOLUTIONS WORLDWIDE INC.

Date: September 16, 2004

                        By: /s/ DAVID J. JOHNSON
                           ------------------------------------------
                        David J. Johnson
                        Interim President and Chief Executive Officer